Exhibit 10.19

CLOSING CERTIFICATE

OF

GLOBAL GREEN SOLUTIONS INC.

          The undersigned do hereby represent and certify that:

          1. This Certificate is delivered pursuant to Section 8.3(d) of the Agreement and Plan of Merger, dated as of February ___, 2007, by and among Global Green Solutions Inc., a Nevada corporation (the “Corporation”), Greensteam Acquisition Company Inc., a Delaware corporation and wholly owned subsidiary of the Corporation (“Sub”), Greensteam Development Inc., a Delaware corporation (“Greensteam”), the Greensteam shareholders identified as such on the signature page hereto (the “Greensteam Shareholders”), and Raymond T. Pirraglia, as the initial Representative (the “Agreement”).

          2. The conditions set forth in Section 8.2(a), (b) and ( c) of the Agreement to be fulfilled by the Corporation and Sub have been fulfilled.

          3. The persons named below have been duly elected and qualified as, and are now, officers of the Corporation, holding the office or offices in the Corporation set forth below opposite their respective names, and the signatures set forth below opposite their respective names are their genuine signatures:

NAME	OFFICES	SIGNATURE

President		J. DOUGLAS FRATER

Chairman of the Board		ELDON SCHORN

Secretary		ROBERT M. BAKER

          4. Terms used herein and not defined shall have the meaning set forth in the Agreement.

          IN WITNESS WHEREOF, this Certificate of Merger has been duly executed as of this 23rd day of February, 2007.

GLOBAL GREEN SOLUTIONS INC.

By:    J. DOUGLAS FRATER
         J. Douglas Frater, President